Clear Course for Profitable Growth 2Q 2025 Earnings Call August 5, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaim any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the Company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the Company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the Company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Unless noted otherwise, full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding its second quarter 2025 press release filed on August 5, 2025 with the SEC and available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. The Company’s non-GAAP financial measures for the three and six months ended June 30, 2025, and 2024, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6® product lines. Accordingly, previously reported figures for 2024 have been recast to reflect the financial impact of this decision. Amounts may not add due to rounding.

TAKE OWNERSHIP INNOVATE BOLDLY WIN TOGETHER The unrivaled partner in Med Tech, delivering exceptional experiences and life-changing solutions. 4

ORTHOFIX TODAY

Healing Musculoskeletal Pathologies in Spine and Orthopedics with Specialized Solutions and Enabling Technologies



Key Stats

Founded	1980
Employees	1,600+
NASDAQ	OFIX

~$433M
Market-Cap[1]

~$77.9M
TTM Adjusted EBITDA[2]

~71.6%
TTM Adjusted Gross Margin[2]

~$68.7M
Cash, Cash Equivalents, and Restricted Cash[2]

TTM Net Sales[2] by Business

- Bone Growth Therapies
- Spinal Implants, Biologics, and Enabling Technologies
- Orthopedics


16%
30%
~$791M
54%

Global Presence

TTM Net Sales[2] by Geography

- Office
- Manufacturing / Distribution
- 3rd-Party Logistics


HQ
Lewisville, TX
~84%
U.S.
~16%
Int'l

Attractive Stock Entry Point with Significant Upside Potential to Current Valuation

Note: TTM = Trailing 12 Months. [1] 7/31/2025. [2] As of 6/30/2025; All figures exclude impact of net sales related to discontinuation of M6® product lines.

5

Q2 2025 Financial Highlights

$200.7M	$20.6M	$4.5M	5%	6%	28%	72.7%
Pro Forma Net Sales[1]	**Non-GAAP Pro Forma Adjusted EBITDA**[1,3]	**Free Cash Flow**[3]	**U.S. Spine Fixation**[4] **YoY Net Sales Growth**	**Bone Growth Therapies YoY Net Sales Growth**	**U.S. Orthopedics YoY Net Sales Growth**	**Non-GAAP Pro Forma Adjusted Gross Margin**[1,3]
4% growth YoY on constant currency basis[1,2]	$4.0M YoY increase and ~190 bps margin expansion	Continued positive YoY progress	U.S. procedure volume growth of 7%	7% Growth in BGT Fracture	4th consecutive quarter of double-digit growth	Compared to 71.3% reported for Q2 2024

"Orthofix's second quarter results demonstrate clear progress on our three-year plan to transform the business. Our disciplined approach led to strong adjusted EBITDA margin growth and positive free cash flow generation, underscoring our ability to grow the business responsibly. Strategic initiatives, like accelerating spine distributor transitions in certain underpenetrated U.S. territories, are gaining traction and creating a powerful foundation for a stronger, more scalable commercial organization to drive our next phase of growth. Looking ahead, we expect to benefit from recent product launches and deliver meaningful product innovation to improve outcomes and efficiencies for our surgeons and their patients. I am confident the Company is well positioned to deliver sustainable, long-term shareholder value throughout the second half of 2025 and beyond."



Massimo Calafiore
President & Chief Executive Officer

[1] The Company's non-GAAP financial measures have been adjusted to eliminate the financial effects of the Company's decision to discontinue its M6® product lines. [2] Constant currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. [3] The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company's press release issued and Quarterly Report on Form 10-Q filed on August 5, 2025. [4] Spine Fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings.

6

ORTHOFIX®

Q2 2025 Key Messages

01 **Continuing to execute the priorities that we outlined in long-term plan** to transform our business and deliver on our commitment to drive disciplined, profitable growth

02 **Six consecutive quarters of adjusted EBITDA margin expansion** – pro forma adjusted EBITDA margin expanded by ~190 bps compared to reported non-GAAP adjusted EBITDA for 2Q 2024

03 **Initiated global commercial launch** of TrueLok® Elevate Transverse Bone Transport ("TBT") System, U.S. launch of Reef® L Lateral Lumbar Interbody System and U.S. limited launch of VIRATA™ Spinal Fixation System

04 **Off to a strong start accelerating targeted distributor transitions in certain underpenetrated U.S. territories** to support a stronger, more scalable commercial organization to drive next phase of growth

05 **Prudently deploying capital and prioritizing investment in profitable growth opportunities** in areas where we can win

7

ORTHOFIX

Q2 2025 Business Segment Highlights

BONE GROWTH THERAPIES

BGT net sales +6%[*]

- Successful cross-selling
- Continued focus on adding new surgeons and competitive surgeon conversions
- BGT Fracture with AccelStim® Bone Growth Therapy Device continuing to outperform the market


ORTHOFIX



SPINE

U.S. Spine Fixation net sales +5%[*]

- Off to a strong start accelerating targeted distributor transitions in certain underpenetrated U.S. territories
- Gained share in U.S. Anterior Lumbar and Cervical Fusion portfolios - both grew >15% and significantly outperformed the market
- Announced full U.S. launch of REEF® L Interbody System and U.S. limited launch of VIRATA™ Spinal Fixation System





ORTHOPEDICS

Global Orthopedics net sales +5%[*]
U.S. Orthopedics net sales +28%[*]

- Growth led by limited market release of TRUELOK® Elevate and the full-market launch of FITBONE® Bone Transport Nail
- TRUELOK® Elevate TBT System global launch announced in June 2025





TBT = Transverse Bone Transport
[*] Net sales growth is on constant currency basis

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ORTHOFIX®

Q2 2025 Results Summary

Second Quarter 2025 Results Summary (in millions)	Pro Forma Q2 2025	Reported Q2 2024	Constant Currency Change
Bone Growth Therapies	$ 62.6	$ 59.1	5.8%
Spinal Implants, Biologics, and Enabling Technologies	104.8	103.1	1.6%
Global Spine	167.4	162.2	3.2%
Global Orthopedics	33.3	30.6	5.3%
Pro forma net sales (excludes M6)	$ 200.7	$ $192.8	3.5%
Impact from discontinuation of M6	2.5	5.8	(57.8%)
Reported net sales	$ 203.1	$ 198.6	1.7%
Non-GAAP Adjusted Gross Margin	72.7%	71.3%	+~140 bps
Non-GAAP Adjusted EBITDA	$ 20.6	$ 16.6	24.1%

Q2 Total Pro Forma Net Sales: $200.7M
3.5% YoY pro forma, constant currency growth

Q2 Non-GAAP Pro Forma Adjusted EBITDA: $20.6M
10.3% of pro forma net sales
vs $16.6M in Q2 2024; 8.4% of reported net sales

Q2 Non-GAAP Pro Forma Adjusted Gross Margin: 72.7%
vs 71.3% as reported in Q2 2024

Q2 Non-GAAP Pro Forma SG&A Expense: $127.7M
63.6% of pro forma net sales
vs $126.2M in Q2 2024; 63.5% of reported net sales

Q2 Non-GAAP Pro Forma R&D Expense: $14.6M
7.3% of pro forma net sales
vs $17.7M in Q2 2024; 8.9% of reported net sales

Q2 2025 Total Pro Forma Net Sales $200.7M +3.5% YoY*



Global Orthopedics
$33.3M +5.3%*
Bone Growth Therapies
$62.6M +5.8%*
8%
92%
International Spinal Implants, Biologics & Enabling Technologies
$8.0M +3.7%*
U.S. Spinal Implants, Biologics & Enabling Technologies
$96.8M +1.5%
Global Spinal Implants, Biologics, & Enabling Technologies
$104.8M +1.6%*

* YoY Growth is on a pro forma, constant currency basis compared to Q2 2024

ORTHOFIX

9

Building Financial Resilience and Unlocking Strong, Consistent Free Cash Flow Strong Execution and Positive Free Cash Flow Momentum Driving Positive Free Cash Flow Expect to be free cash flow positive for full-year 20251 Drop-through to EBITDA from incremental revenue Working Capital improvements Efficient Working Capital Management Reduction in Inventory Days on Hand (DOH) and Instrument Efficiency Continued improvement in Days Sales Outstanding (DSO) 1 Excluding impact of restructuring charges related to discontinuation of M6® product lines

Looking Forward – Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Building Financial Resilience and Unlocking Strong, Consistent Free Cash Flow

Full-Year 2025 Guidance1 $808M – $816M Pro Forma Net Sales $82M – $86M Pro Forma Adj. EBITDA Positive Free Cash Flow for 2025² 1 As of the Company’s Q2 2025 Earnings Call hosted on 8/5/2025. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 8/5/2025. Pro forma net sales range of $808 million to $816 million excludes sales from the discontinued M6® product lines and assumes a $5 million negative impact from U.S. funded non-governmental organization (NGO) business as compared to the full-year 2024. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. 2 Excluding impact of restructuring charges related to the discontinuation of the M6® product lines

Investment Summary – Why Invest in Orthofix? 01 Strong fundamentals with profitable growth opportunity and compelling value proposition across diverse portfolio 02 More focused commercial strategy with robust innovation pipeline complemented by successful cross-selling 03 Established leadership team well-positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio 04 Improved operational execution to drive toward profitability objectives and positive free cash flow 05 Long-term financial targets reflect confidence in sustainable growth trends and commercial strategy and execution

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX

Financial and Non-GAAP Reconciliation Tables Appendix

Net Sales by Major Product Category by Reporting Segment     Three Months Ended June 30,   (Unaudited, U.S. Dollars, in millions)   2025     2024     Change     Constant Currency Change   Bone Growth Therapies   $ 62.6     $ 59.1       5.8%     5.8 % Spinal Implants, Biologics and Enabling Technologies*     104.8       103.1       1.6%     1.6 % Global Spine*     167.4       162.2       3.2%     3.2 % Global Orthopedics     33.3       30.6       8.9%     5.3 % Pro forma net sales*     200.7       192.8       4.1%     3.5 % Impact from discontinuation of M6 product lines     2.5       5.8       (57.5%)     (57.8%) Reported net sales   $ 203.1     $ 198.6       2.3%     1.7% * Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6® product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company's pro forma net sales to its reported figures under U.S. GAAP. The Company's reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6® product lines.

Condensed Consolidated Balance Sheets (U.S. Dollars, in thousands, except par value data)   June 30, 2025     December 31, 2024       (Unaudited)         Assets             Current assets             Cash and cash equivalents   $ 65,606     $ 83,238   Restricted Cash     3,083       2,500   Accounts receivable, net of allowances of $8,909 and $7,418, respectively     129,556       134,713   Inventories     172,993       189,452   Prepaid expenses and other current assets     24,592       23,382   Total current assets     395,830       433,285   Property, plant, and equipment, net     129,200       139,804   Intangible assets, net     78,868       98,803   Goodwill     194,934       194,934   Other long-term assets     38,325       26,468   Total assets   $ 837,157     $ 893,294   Liabilities and shareholders’ equity             Current liabilities             Accounts payable   $ 45,098     $ 48,803   Current portion of finance lease liability     797       755   Other current liabilities     102,486       119,070   Total current liabilities     148,381       168,628   Long-term debt     157,047       157,015   Long-term portion of finance lease liability     17,448       17,835   Other long-term liabilities     55,934       46,692   Total liabilities     378,810       390,170   Contingencies             Shareholders’ equity             Common shares $0.10 par value; 100,000 shares authorized; 39,483 and 38,486 issued and outstanding as of June 30, 2025, and December 31, 2024, respectively     3,948       3,849   Additional paid-in capital     796,807       779,718   Accumulated deficit     (343,316)     (276,141) Accumulated other comprehensive income (loss)     908       (4,302) Total shareholders’ equity     458,347       503,124   Total liabilities and shareholders’ equity   $ 837,157     $ 893,294

Condensed Consolidated Statements of Operations     Three Months Ended     Six Months Ended       June 30,     June 30,   (Unaudited, U.S. Dollars, in thousands, except share and per share data)   2025     2024     2025     2024   Net sales   $ 203,121     $ 198,620     $ 396,767     $ 387,228   Cost of sales     63,588       63,871       135,615       125,237   Gross profit     139,533       134,749       261,152       261,991   Sales, general, and administrative     136,493       134,218       269,474       265,909   Research and development     15,934       18,049       35,700       37,541   Acquisition-related amortization, impairment, and remeasurement     3,109       7,388       20,854       12,784   Operating loss     (16,003)     (24,906)     (64,876)     (54,243) Interest expense, net     (3,950)     (4,943)     (8,456)     (9,501) Other income (expense), net     5,730       (2,510)     6,976       (3,784) Loss before income taxes     (14,223)     (32,359)     (66,356)     (67,528) Income tax benefit (expense)     142       (1,084)     (819)     (1,935) Net loss   $ (14,081)   $ (33,443)   $ (67,175)   $ (69,463)                           Net loss per common share:                         Basic   $ (0.36)   $ (0.88)   $ (1.71)   $ (1.84) Diluted     (0.36)     (0.88)     (1.71)     (1.84) Weighted average number of common shares (in millions):                         Basic     39.5       38.0       39.3       37.8   Diluted     39.5       38.0       39.3       37.8

Adjusted Gross Profit and Adjusted Gross Margin     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2025     2024     2025     2024   Gross profit   $ 139,533     $ 134,749     $ 261,152     $ 261,991   Share-based compensation expense     467       497       929       1,034   SeaSpine merger-related costs     4,341       3,115       4,941       4,418   Restructuring costs and impairments related to M6 product lines     2,791       —       13,710       —   Strategic investments     43       64       56       129   Acquisition-related fair value adjustments     —       3,047       —       6,094   Amortization/depreciation of acquired long-lived assets     351       209       664       527   Adjusted gross profit   $ 147,526     $ 141,681     $ 281,452     $ 274,193   Adjusted gross margin as a percentage of reported net sales     72.6%     71.3%     70.9%     70.8 % Adjusted gross profit attributable to M6 product lines     (1,639)     (2,943)     (2,545)     (5,838) Pro forma adjusted gross profit   $ 145,887     $ 138,738     $ 278,907     $ 268,355   Pro forma adjusted gross margin as a percentage of pro forma net sales     72.7%     72.0%     71.5%     71.6%

Adjusted EBITDA and Pro Forma Adjusted EBITDA

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net loss	$ (14,081)	$ (33,443)	$ (67,175)	$ (69,463)
Income tax (benefit) expense	(141)	1,084	819	1,936
Interest expense, net	3,950	4,943	8,456	9,501
Depreciation and amortization	16,871	14,032	51,302	28,894
Share-based compensation expense	7,824	9,959	14,293	18,759
Foreign exchange impact	(2,751)	851	(3,795)	2,439
SeaSpine merger-related costs	4,886	5,913	6,017	10,376
Restructuring costs and impairments related to M6 product lines	3,651	—	13,531	—
Strategic investments	353	319	3,867	431
Acquisition-related fair value adjustments	(763)	6,117	(1,373)	10,334
Interest and (gain) loss on investments	(31)	1,806	(31)	1,553
Litigation and investigation costs	4,029	(277)	7,071	1,983
Succession charges	—	5,346	—	7,556
Employee retention credit	(2,854)	—	(2,854)	—
Adjusted EBITDA	**$ 20,943**	**$ 16,650**	**$ 30,128**	**$ 24,299**
Adjusted EBITDA as a percentage of reported net sales	*10.3%*	*8.4%*	*7.6%*	*6.3%*
Operating (income) losses attributable to M6 product lines	(297)	1,794	1,949	3,648
Pro forma adjusted EBITDA	**$ 20,646**	**$ 18,444**	**$ 32,077**	**$ 27,947**
Adjusted EBITDA as a percentage of pro forma net sales	*10.3%*	*9.6%*	*8.2%*	*7.5%*

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Adjusted Net Income (Loss) and Pro Forma Adjusted Net Income

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net loss	$ (14,081)	$ (33,443)	$ (67,175)	$ (69,463)
Share-based compensation expense	7,824	9,959	14,293	18,759
Foreign exchange impact	(2,751)	851	(3,795)	2,439
SeaSpine merger-related costs	7,786	5,968	9,260	10,815
Restructuring costs and impairments related to M6 product lines	4,257	—	34,461	—
Strategic investments	364	349	3,907	497
Acquisition-related fair value adjustments	(761)	6,117	(1,371)	10,334
Amortization/depreciation of acquired long-lived assets	4,221	4,648	8,853	9,440
Litigation and investigation costs	4,029	(277)	7,071	1,983
Succession charges	—	5,346	—	7,556
Interest and (gain) loss on investments	(31)	1,786	(31)	1,504
Employee retention credit	(3,616)	—	(3,616)	—
Long-term income tax rate adjustment	(2,130)	415	70	3,112
Adjusted net income (loss)	**$ 5,111**	**$ 1,719**	**$ 1,927**	**$ (3,024)**
Operating (income) losses attributable to M6 product lines	(766)	2,245	1,922	4,645
Long-term income tax rate adjustment for M6 product lines	215	(629)	(538)	(1,301)
Pro forma adjusted net income	**$ 4,560**	**$ 3,335**	**$ 3,311**	**$ 320**

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Cash Flow and Free Cash Flow     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net cash used in operating activities   $ (6,752)   $ (9,611) Net cash used in investing activities     (13,833)     (20,583) Net cash provided by financing activities     1,989       21,678   Effect of exchange rate changes on cash     1,547       (375) Net change in cash and cash equivalents   $ (17,049)   $ (8,891)     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net cash used in operating activities   $ (6,752)   $ (9,611) Capital expenditures     (13,845)     (20,533) Free cash flow   $ (20,597)   $ (30,144)

Pro Forma Non-GAAP Financial Statements – Excluding Impact of M6® Product Lines     Three Months Ended   Six Months Ended (Unaudited, U.S. Dollars, in thousands)   March 31, 2025   June 30, 2025   June 30, 2025 Net sales   $ 189,203   $ 200,658   $ 389,861 Cost of sales (inclusive of share-based compensation expense)   56,183   54,770   110,953 Gross profit   133,020   145,887   278,907 Sales, general, and administrative   121,851   127,700   249,550 Research and development   14,623   14,616   29,239 Less - Share-based compensation expense in operating expenses   (6,008)   (7,356)   (13,364) Operating income   2,554   10,931   13,485 Interest expense, net   (4,501)   (4,707)   (9,208) Other income, net   212   111   323 Income (loss) before income taxes   (1,735)   6,335   4,600 Income tax benefit (expense)   486   (1,775)   (1,289) Net income (loss)   $ (1,249)   $ 4,560   $ 3,311

Adjusted Sales, General and Administrative Expense

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Sales, general, and administrative	$ 136,493	$ 134,218	$ 269,474	$ 265,909
Reconciling items impacting sales, general, and administrative:				
SeaSpine merger-related costs	(3,384)	(2,784)	(4,142)	(6,134)
Restructuring costs and impairments related to M6 product lines	(1,393)	—	(4,729)	—
Strategic investments	(194)	(30)	(1,741)	(111)
Amortization/depreciation of acquired long-lived assets	—	(121)	(60)	(369)
Litigation and investigation costs	(3,579)	277	(6,621)	(1,983)
Succession charges	—	(5,346)	—	(7,556)
Sales, general, and administrative expense, as adjusted	**$ 127,943**	**$ 126,214**	**$ 252,181**	**$ 249,756**
As a percentage of reported net sales	*63.0%*	*63.5%*	*63.6%*	*64.5%*
Sales, general, and administrative expense attributable to M6 product lines	(243)	(3,144)	(2,631)	(7,299)
Pro forma sales, general, and administrative expense, as adjusted	**$ 127,700**	**$ 123,070**	**$ 249,550**	**$ 242,457**
As a percentage of pro forma net sales	*63.6%*	*63.8%*	*64.0%*	*64.7%*

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ORTHOFIX

Adjusted Research and Development Expense     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2025     2024     2025     2024   Research and development expense, as reported   $ 15,934     $ 18,049     $ 35,700     $ 37,541   Reconciling items impacting research and development:                         SeaSpine merger-related costs     (62)     (84)     (178)     (318) Restructuring costs and impairments related to M6 product lines     (77)     —       (1,929)     —   Strategic investments     (127)     (255)     (2,110)     (258) Litigation and investigation costs     (450)     —       (450)     —   Research and development expense, as adjusted   $ 15,218     $ 17,710     $ 31,033     $ 36,965   As a percentage of reported net sales     7.5%     8.9%     7.8%     9.5 % Research and development expense attributable to M6 product lines     (602)     (2,440)     (1,794)     (4,676) Pro forma research and development expense, as adjusted   $ 14,616     $ 15,270     $ 29,239     $ 32,289   As a percentage of pro forma net sales     7.3%     7.9%     7.5%     8.6%

Adjusted Non-Operating Expense     Three Months Ended June 30,     Six Months Ended June 30,   (Unaudited, U.S. Dollars, in thousands)   2025     2024     2025     2024   Non-operating expense   $ (1,780)   $ 7,453     $ 1,480     $ 13,285   Reconciling items impacting non-operating expense:                         Restructuring costs and impairments related to M6 product lines     3       —       3       —   Foreign exchange impact     2,751       (851)     3,795       (2,439) Interest and gain (loss) on investments     31       (1,786)     31       (1,503) Employee retention credit     3,617       —       3,617       —   Non-operating expense, as adjusted   $ 4,622     $ 4,816     $ 8,926     $ 9,343   As a percentage of reported net sales     2.3%     2.4%     2.2%     2.4 % Losses attributable to M6 product lines     (26)     (18)     (41)     (65) Pro forma non-operating expense, as adjusted   $ 4,596     $ 4,798     $ 8,885     $ 9,278   As a percentage of pro forma net sales     2.3%     2.5%     2.3%     2.5%

Pro Forma Non-GAAP Adjusted EBITDA – Excluding Impact of M6® Product Lines

	Three Months Ended		Six Months Ended	Three Months Ended				Year Ended
(Unaudited, U.S. Dollars, in thousands)	March 31, 2025	June 30, 2025	June 30, 2025	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Net loss	$ (20,201)	$ (10,589)	$ (30,790)	$ (32,501)	$ (30,172)	$ (23,930)	$ (26,477)	$ (113,079)
Income tax expense	961	(144)	816	851	1,084	751	(564)	2,122
Interest expense, net	4,501	3,945	8,446	4,553	4,938	5,205	14,915	29,611
Depreciation and amortization	13,669	16,739	30,408	13,341	12,606	13,780	14,562	54,289
Share-based compensation expense	6,469	7,824	14,293	8,689	9,864	6,443	7,086	32,082
Foreign exchange impact	(1,044)	(2,751)	(3,795)	1,577	851	(1,180)	3,091	4,338
SeaSpine merger-related costs	1,130	4,886	6,017	4,462	5,946	2,312	1,440	14,160
Restructuring costs and impairments related to M6 product lines	—	(2)	(2)	—	—	—	—	—
Strategic investments	3,514	353	3,867	120	311	39	440	910
Acquisition-related fair value adjustments	(610)	(763)	(1,373)	4,217	6,117	5,017	3,737	19,088
Interest and (gain) loss on investments	—	(31)	(31)	(260)	1,813	3,567	—	5,120
Litigation and investigation costs	3,042	4,029	7,071	2,260	(277)	8,335	5,452	15,770
Succession charges	—	—	—	2,210	5,346	505	1,315	9,376
Employee retention credit	—	(2,854)	(2,854)	—	—	—	—	—
Adjusted EBITDA	**$ 11,431**	**$ 20,646**	**$ 32,077**	**$ 9,519**	**$ 18,427**	**$ 20,844**	**$ 24,997**	**$ 73,787**

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ORTHOFIX®

Pro Forma Non-GAAP Adjusted Net Loss and Adjusted Gross Margin – Excluding Impact of M6® Product Lines

	Three Months Ended		Six Months Ended	Three Months Ended				Year Ended
(Unaudited, U.S. Dollars, in thousands)	March 31, 2025	June 30, 2025	June 30, 2025	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Net loss	$ (20,201)	$ (10,589)	$ (30,790)	$ (32,501)	$ (30,172)	$ (23,930)	$ (26,477)	$ (113,079)
Share-based compensation expense	6,469	7,824	14,293	8,689	9,864	6,443	7,086	32,082
Foreign exchange impact	(1,044)	(2,751)	(3,795)	1,577	851	(1,180)	3,090	4,338
SeaSpine merger-related costs	1,474	7,786	9,260	4,831	6,016	2,315	4,396	17,558
Restructuring costs and impairments related to M6 product lines	20,324	604	20,928	—	—	—	—	—
Strategic investments	3,543	364	3,907	126	371	69	470	1,036
Acquisition-related fair value adjustments	(610)	(761)	(1,371)	4,217	6,117	5,017	3,737	19,088
Amortization/depreciation of acquired long-lived assets	(15,693)	3,615	(12,078)	3,812	3,668	4,066	3,857	15,403
Litigation and investigation costs	3,042	4,029	7,071	2,260	(277)	8,335	5,452	15,770
Succession charges	—	—	—	2,210	5,346	505	1,315	9,376
Interest and (gain) loss on investments	—	(31)	(31)	(260)	1,764	3,567	—	5,070
Employee retention credit	—	(3,616)	(3,616)	—	—	—	—	—
Long-term income tax rate adjustment	1,447	(1,915)	(467)	2,024	(213)	(918)	(1,225)	(332)
Adjusted net loss	**$ (1,249)**	**$ 4,560**	**$ 3,311**	**$ (3,015)**	**$ 3,335**	**$ 4,289**	**$ 1,701**	**$ 6,310**

	Three Months Ended		Six Months Ended	Three Months Ended				Year Ended
(Unaudited, U.S. Dollars, in thousands)	March 31, 2025	June 30, 2025	June 30, 2025	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024
Gross profit	$ 131,633	$ 140,683	$ 272,316	$ 124,360	$ 131,819	$ 132,862	$ 145,563	$ 534,604
Share-Based Compensation Expense	462	467	929	524	484	545	468	2,021
SeaSpine Merger-Related Costs	600	4,341	4,941	1,303	3,115	963	631	6,012
Restructuring costs and impairments related to M6 product lines	(1)	1	—	—	—	—	—	—
Strategic investments	13	43	56	65	63	32	32	192
Acquisition-related fair value adjustments	—	—	—	3,047	3,047	3,047	3,047	12,188
Amortization/depreciation of acquired long-lived assets	313	351	664	318	209	313	313	1,153
Adjusted gross profit	**$ 133,020**	**$ 145,887**	**$ 278,907**	**$ 129,617**	**$ 138,738**	**$ 137,762**	**$ 150,054**	**$ 556,170**
Adjusted gross margin as a percentage of net sales	*70.3%*	*72.7%*	*71.5%*	*71.2%*	*72.0%*	*72.0%*	*71.5%*	*71.7%*

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ORTHOFIX